Birmiwal Investment Trust

Birmiwal Oasis Fund

Supplement dated January 23, 2006

to the Prospectus dated August 1, 2005

As of the close of business on January 30, 2006, the Birmiwal Oasis Fund (the "Fund") will close to new investors and will not take additional purchases from existing investors, except as described below.  Additional investments are permitted under the following circumstances:

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Shareholders of record on January 30, 2006 may continue to add to their existing accounts only through the reinvestment of dividends and/or capital gain distributions from shares owned.  Such shareholders may not otherwise purchase additional shares.

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Trustees of the Fund, as well as directors, officers and employees of the Adviser may continue to open new accounts and make additional purchases in existing accounts.

Shareholders of record on January 30, 2006 that are participating in the Automatic Investment Plan (AIP) may not add to their existing accounts through the AIP.

Please keep in mind that if you redeem Fund shares in your account, you will not be able to buy back some or all of those shares as long as the Fund is not accepting additional purchases from existing investors.  Likewise, if you redeem all of the Fund shares that you own, your account will be closed and you will not be able to reopen your account as long as the Fund remains closed to new investors.  In addition, if your account balance falls below the applicable minimum balance of $500, all of your remaining shares may be subject to involuntary redemption and your account closed as described in the prospectus. If this occurs, you will not be permitted to reopen your account as long as the Fund remains closed to new investors.

The Fund reserves the right to change this policy at any time.

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This supplement and the Prospectus dated August 1, 2005 provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information dated August 1, 2005, which has been filed with the Securities and Exchange Commission, is incorporated herein by reference and can be obtained without charge by calling the Fund at 800-417-5525.